UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): December 1, 2006

                                  EQUINIX, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   000-31293               77-0487526
----------------------------   ------------------   ----------------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)         Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
     ----------------------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

     On December 6, 2006, Equinix, Inc. ("Equinix") announced that the United States Securities and Exchange Commission has formally notified Equinix that its investigation of Equinix's stock option granting practices has been terminated and that no enforcement action has been recommended. A copy of the related press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

   (c) Exhibits.

       99.1    Press Release of Equinix, Inc. dated December 6, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUINIX, INC.


DATE:  December 6, 2006                By:   /s/ BRANDI GALVIN MORANDI
                                           -------------------------------------
                                           Brandi Galvin Morandi
                                           General Counsel


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                                  EXHIBIT INDEX


         Exhibit
         Number                    Description
         -------                   -----------

         99.1                      Text of Press Release dated December 6, 2006.